LOOMIS SAYLES CORE DISCIPLINED ALPHA BOND FUND

Supplement dated March 27, 2017 to the Prospectus of the Loomis Sayles Core Disciplined Alpha Bond Fund (the “Fund”), dated February 1, 2017, as may be revised and supplemented from time to time.

Effective on June 1, 2017, William Stevens, portfolio manager of the Fund, intends to retire. Lynne Royer will remain as portfolio manager of the Fund.